SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): July 15, 2003

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-16453 (Commission File Number)	22-2748248 (I.R.S. Employer Identification Number)

1250 Northpoint Parkway West Palm Beach, Florida (Address of Principal Executive Offices)	33407 (Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 5. Other Events.

               On July 15, 2003, HearUSA, Inc. (the “Company”) sold 100% of the shares of its three Quebec subsidiaries and selected assets associated with the management of the centers located in the Canadian province of Quebec to Forget & Sauve, Audioprothesistes, S.E.N.C. and 6068065 Canada Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Asset Purchase and Sale Agreement dated July 15, 2003 between Helix Hearing Care of America Corp., Forget & Sauve, Audioprothesistes, S.E.N.C. and 6068065 Canada Inc.

99.1	Press release issued July 16, 2003 relating to the sale of the Quebec subsidiaries.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC.
(Registrant)

Date: July 24, 2003	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Asset Purchase and Sale Agreement dated July 15, 2003 between Helix Hearing Care of America Corp., Forget & Sauve, Audioprothesistes, S.E.N.C. and 6068065 Canada Inc.

99.1	Press release issued July 16, 2003 relating to the sale of the Quebec subsidiaries.